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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2000


                    Sunrise Technologies International, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-10428              77-01148208
-----------------------------     -------------      ----------------------
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)      Identification Number)


3400 W. Warren Avenue, Fremont, California                   94538
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (510) 623-9001


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

FDA APPROVAL OF HYPERION(TM) LTK SYSTEM

        The U.S. Food and Drug Administration has approved the Company's HYPERION(TM) LTK (Laser Thermal Keratoplasty) System. The laser time for the SUNRISE LTK(TM) Procedure is three seconds per eye and involves no cutting or removal of corneal eye tissue. The HYPERION(TM) LTK System gently heats eye tissue outside the center of the cornea, thereby causing it to steepen and reduce hyperopia (farsightedness).

        Approval of the Company's premarket approval application for the HYPERION(TM) LTK Laser System is for the temporary reduction of hyperopia in patients with +0.75 to +2.50 diopters of MRSE with less than or equal to +/-0.75 diopters of astigmatism, who are 40 years of age or older with documented stability of refraction for the prior 6 months, as demonstrated by a change of less than or equal to 0.50D in spherical and cylindrical components of the manifest refraction. The magnitude of correction with this treatment diminishes over time, with some patients retaining some or all of their refractive correction.

        The Company develops Holmium laser-based systems which utilize a patented process for shrinking collagen developed by Dr. Bruce Sand (the "Sand Process") in correcting ophthalmic conditions.

TERMINATION OF ROYALTY PAYMENTS AND ISSUANCE OF WARRANTS TO DR. BRUCE SAND

        On June 16, 2000, the Company entered into an Amended and Restated Patent and Technology Assignment Agreement, a Royalty Acceleration Agreement and other related agreements (the "Sand Agreements") with Bruce J. Sand, M.D., F.A.C.S. ("Dr. Sand"). Under previous agreements with Dr. Sand from 1992 and 1994 (the "Former Agreements"), the Company acquired certain patent and patent applications used in reshaping the cornea using a laser as well as other technologies and products (the "Patent Rights and Related Technology") in exchange for payment of up to 4% of the Company's gross profits from sales of such products or instruments. In addition, the Company was required to pay 4% of its gross profits earned for each procedure using such technologies on its instruments for a period of three years for each instrument. Under the Sand Agreements entered into on June 16, 2000:

        - Dr. Sand agreed to assign to the Company irrevocably and on an exclusive basis the Patent Rights and Related Technology and Dr. Sand's patent for the prevention of regression of refractive keratoplasty.

        - Dr. Sand and the Company agreed to terminate the payment of all royalties to Dr. Sand under the Former Agreements.

        - The Company issued to Dr. Sand a warrant (the "Sand Warrant") to purchase 750,000 shares of the Common Stock of the Company at an exercise price of $.01 per share, exercisable at any time prior to 5:00 p.m. eastern time on June 16, 2005. Dr. Sand agreed that he would sell no more than 250,000 of such shares in any fiscal quarter of the Company.


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        -      The Company and Dr. Sand agreed to designate as "the Sand
               Process" the method of shrinking collagen comprising the step of irradiating tissue with laser energy to create a public association of the designation with the method.

        In addition, for legal services rendered by Edward Vincent King, Jr., Dr. Sand's attorney, the Company issued a warrant to purchase 67,500 shares of the Company's Common Stock, with the same terms as the Sand Warrant and of which the holder agreed not to sell more than 22,500 shares in any fiscal quarter of the Company.

        The foregoing description is a summary of the material terms of the Sand Agreements and the Warrants and reference is made to the terms of such agreements attached as exhibits to this Form 8-K.

BANK LINE OF CREDIT AND GUARANTEE

        Pursuant to a Loan and Security Agreement (the "Bank Loan Agreement") entered into by the Company and Silicon Valley Bank (the "Bank") on June 29, 2000, the Bank has agreed to provide a secured revolving credit line in an amount up to $10,000,000. The credit line has a one-year term, and advances made under the secured credit line will bear interest at the Bank's prime rate. Interest will be payable monthly. The line of credit is secured by all of the assets of the Company other than the Company's intellectual property, which is the subject of a negative pledge.

        In connection with the secured credit line, The David A. Brewer Trust (a living trust dated June 9, 1999) (the "Trust") agreed to guaranty any advance under the secured credit line. Prior to entering into this guaranty arrangement, David A. Brewer was the beneficial owner of approximately 4.4% of the Company's outstanding Common Stock. As compensation for the guaranty, pursuant to a master warrant (the "Master Warrant"), which may be exercised in whole or in part at any time and from time to time, the Trust will receive (i) 25,000 shares of Common Stock of the Company whether or not the secured credit line is drawn upon, (ii) 0.000195 shares of Common Stock of the Company per $1.00 drawn from the secured credit line for each day such amount remains outstanding, (iii) 25,000 shares of Common Stock of the Company per $1,000,000 drawn down by the Company up to $7,000,000 (on a prorated basis), and (iv) 0.000289 shares Common Stock of the Company per $1.00 drawn down by the Company in excess of $7,000,000 for each day such amount remains outstanding. The determination of the warrants issuable under clause (iv) is subject to offset by the warrants to be issued under clause (iii). The exercise price for shares of the Company's Common Stock issuable upon exercise of the Master Warrant is $5.00 per share, and the Master Warrant is exercisable for five years from the date of issuance.

        Upon an event of default by the Company under the Bank Loan Agreement, the Trust will assume all of the Bank's rights under the Bank Loan Agreement, and the Company will deliver a 10% Convertible Secured Promissory Payment-in-Kind Note to evidence all amounts then owed under the Bank Loan Agreement. The Guarantee Note, if issued, will bear interest at 10% and will be convertible, at the option of the holder of the Guarantee Note into shares of the Company's Common Stock based upon the average sales prices of the Company's Common Stock for each day during the period commencing 10 days prior to the event of default under the Bank Loan Agreement and ending 20 days after such event. The Company, subject to such


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conversion rights, may redeem the Guarantee Note at any time for the designated principal amount and any unpaid interest.

        The foregoing description is a summary of the material terms of the agreements between the Company, the Bank and the Trust, and reference is made to the terms of such agreements attached as exhibits to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

   EXHIBIT NO.    EXHIBIT DESCRIPTION
   -----------    -------------------
      10.1        Royalty Acceleration Agreement dated as of June 16, 2000 between
                  Sunrise Technologies International, Inc. and Bruce J. Sand.

      10.2 Amended and Restated Patent and Technology Assignment Agreement dated as of June 16, 2000 between Sunrise Technologies
                  International, Inc. and Bruce J. Sand.

      10.3        Warrant dated as of June 16, 2000 issued by Sunrise Technologies
                  International, Inc. to Bruce J. Sand.

      10.4        Warrant dated as of June 16, 2000 issued by Sunrise Technologies
                  International, Inc. to Edward Vincent King, Jr.

      10.5        Loan and Security Agreement dated June 29, 2000 between Silicon
                  Valley Bank and Sunrise Technologies International, Inc.

      10.6        Negative Pledge Agreement dated as of June 29, 2000 between
                  Sunrise Technologies International, Inc. and Silicon Valley Bank.

      10.7 Third Party Pledge and Security Agreement dated June 29, 2000 between Sunrise Technologies International, Inc. and Silicon
                  Valley Bank.

      10.8        Agreement dated as of July 3, 2000 between the David A. Brewer
                  Trust and Sunrise Technologies International, Inc.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUNRISE TECHNOLOGIES
                                      INTERNATIONAL, INC.


                                      By: /s/ PETER E. JANSEN
                                         -----------------------------------
                                         Peter E. Jansen, Vice President,
                                         Finance and Chief Financial Officer


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                                 EXHIBIT INDEX

   EXHIBIT NO.    EXHIBIT DESCRIPTION
   -----------    -------------------
      10.1        Royalty Acceleration Agreement dated as of June 16, 2000 between
                  Sunrise Technologies International, Inc. and Bruce J. Sand.

      10.2 Amended and Restated Patent and Technology Assignment Agreement dated as of June 16, 2000 between Sunrise Technologies
                  International, Inc. and Bruce J. Sand.

      10.3        Warrant dated as of June 16, 2000 issued by Sunrise Technologies
                  International, Inc. to Bruce J. Sand.

      10.4        Warrant dated as of June 16, 2000 issued by Sunrise Technologies
                  International, Inc. to Edward Vincent King, Jr.

      10.5        Loan and Security Agreement dated June 29, 2000 between Silicon
                  Valley Bank and Sunrise Technologies International, Inc.

      10.6        Negative Pledge Agreement dated as of June 29, 2000 between
                  Sunrise Technologies International, Inc. and Silicon Valley Bank.

      10.7 Third Party Pledge and Security Agreement dated June 29, 2000 between Sunrise Technologies International, Inc. and Silicon
                  Valley Bank.

      10.8        Agreement dated as of July 3, 2000 between the David A. Brewer
                  Trust and Sunrise Technologies International, Inc.